THE ADVISORS' INNER CIRCLE FUND

                      MCKEE INTERNATIONAL EQUITY PORTFOLIO
                                  (THE "FUND")

                        SUPPLEMENT DATED APRIL 20, 2012
                                     TO THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              DATED MARCH 1, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

UNDER THE HEADING "PORTFOLIO HOLDINGS" ON PAGE S-55, THE FOLLOWING PARAGRAPH IS HEREBY ADDED AS THE LAST PARAGRAPH IN THAT SECTION:

         The Adviser currently has an arrangement to provide Fund portfolio holdings information to a third party prior to the date on which portfolio holdings information is posted on the Internet. Under this arrangement, the Adviser provides portfolio holdings information with respect to the Fund as of the end of each month, no sooner than three days after the end of the month, to Pierce Park Group. The information provided to this third party, until made publicly available, is considered confidential and will not be distributed to the public nor traded upon. The Fund believes these disclosures serve a legitimate business purpose. No compensation is received by the Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 CSM-SK-004-0100